                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2008

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue, Suite 102A, Hinsdale, IL 60521
              -----------------------------------------------------
             (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 31, 2008, Voyager Petroleum, Inc. (the "Company") verbally agreed with Deacon Enterprises, Inc. ("Deacon"), a Michigan corporation, to extend the Company's right under a purchase agreement, as amended, to inspect and evaluate a processing facility located in Detroit, Michigan, from January 25, 2008 until February 8, 2008 at 5:00 p.m. EST without any additional cost to the Company. The Company is currently in negotiations to schedule a closing date for the purchase of the facility.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VOYAGER PETROLEUM, INC.


Date: February 14, 2008                                   /s/ Sebastien DuFort
                                                        ------------------------
                                                        Sebastien DuFort
                                                        President